UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2013

Athersys, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33876	20-4864095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio		44115-2634
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the issuance and sale of 10,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of Athersys, Inc. (the “Company”) and warrants to purchase up to an additional 3,500,000 shares of Common Stock by the Company, the Company is filing herewith the following exhibit to its Registration Statement on Form S-3 (Registration No. 185991):

1. Opinion of Jones Day.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2013

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
Name: Laura K. Campbell Title: Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).